UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 7, 2020

First Keystone Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

   (570) 752-3671

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	FKYS	OTC: Pink

CURRENT REPORT ON FORM 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 7, 2020, First Keystone Corporation (the “Corporation”) held a Virtual Annual Meeting of Shareholders. A total of 5,816,895 shares of the Corporation’s common stock were entitled to vote as of March 13, 2020, the record date for the Annual Meeting. There were 4,352,388 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Virtual Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Class C Directors

The shareholders voted to elect three (3) Class C Directors to serve for a term of three (3) years and until their successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
D. Matthew Bower	3,164,112	172,771	1,015,505
Robert A. Bull	3,030,379	306,504	1,015,505
Elaine A. Woodland	3,253,371	83,512	1,015,505

Proposal No. 2 – Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2020

The shareholders voted to ratify the selection of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for the fiscal year 2020. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,298,899	35,494	17,995	0

Proposal No. 3 – Advisory Vote on Executive Compensation

The shareholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,255,237	60,904	20,742	1,015,505

ITEM 7.01	Regulation FD Disclosure

On May 7, 2020, members of management gave presentations at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides
99.2	Press release dated May 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: May 8, 2020	/s/ Elaine A. Woodland
Elaine A. Woodland
President & Chief Executive Officer